UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 26, 2023

APOLLO MEDICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 26, 2023, Allied Physicians of California, a Professional Medical Corporation (“APC”), a consolidated affiliate of Apollo Medical Holdings, Inc. (the “Company”), completed a restructuring transaction to separate APC’s healthcare services business from its real estate management and development business. To effect the restructuring, APC contributed its real estate management and development business to a wholly-owned subsidiary in exchange for 100% of the subsidiary’s membership interest units (the “Membership Interests”), which Membership Interests were then distributed to holders of APC’s outstanding common stock as a dividend, with each such stockholder receiving one Membership Interest for each share of outstanding APC common stock held. Dr. Thomas Lam, the Company’s Co-Chief Executive Officer and President and a director, is the Chief Executive Officer and Chief Financial Officer and a director and stockholder of APC; Dr. Kenneth Sim, the Company’s Executive Chairman, is Chairman and a director and stockholder of APC; and Dr. Albert Young, the Company’s Chief Administrative Officer, is Senor Executive Vice President and a director and stockholder of APC.

In connection with the restructuring, APC amended certain provisions of the Certificate of Determination of Preferences of Series A Preferred Stock (the “Amended Certificate of Determination”) relating to dividend restrictions and liquidation rights. AP-AMH Medical Corporation, a designated shareholder professional corporation (“AP-AMH”), holds all of APC’s outstanding Series A Preferred Stock. AP-AMH is a consolidated affiliate of the Company, of which Dr. Lam is the sole stockholder. The foregoing description of the Amended Certificate of Determination does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Certificate of Determination, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended Certificate of Determination of Preferences of Series A Preferred Stock of Allied Physicians of California, a Professional Medical Corporation.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: January 2, 2024	By:	/s/ Thomas S. Lam
	Name:	Thomas S. Lam, M.D., M.P.H.
	Title:	Co-Chief Executive Officer and President